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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 9, 2001
(Date of earliest event reported)

SICOR INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18549	33-0176647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
19 Hughes, Irvine, California (Address of principal executive offices)	92618 (Zip Code)

Registrant's telephone number, including area code: (949) 455-4700

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

    (C) Exhibits.

  10.1
  Letter Agreement dated November 9, 2001 between the Company and Mr. Marvin Samson

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: November 12, 2001

SICOR INC.
By:	/s/ JOHN W. SAYWARD John W. Sayward Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	Letter Agreement dated November 9, 2001 between the Company and Mr. Marvin Samson

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SIGNATURE
INDEX TO EXHIBITS